POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Ryan G. Leshaw, Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign the Registration Statement of PIMCO Funds on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund and any amendments or supplements thereto or any prospectus or statement of additional information forming a part thereof and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 20, 2019

/s/ George E. Borst	/s/ Gary F. Kennedy
George E. Borst	Gary F. Kennedy
Trustee, PIMCO Funds	Trustee, PIMCO Funds

/s/ Jennifer Holden Dunbar	/s/ Peter B. McCarthy
Jennifer Holden Dunbar	Peter B. McCarthy
Trustee, PIMCO Funds	Trustee, PIMCO Funds

/s/ Brent R. Harris	/s/ Ronald C. Parker
Brent R. Harris	Ronald C. Parker
Trustee, PIMCO Funds	Trustee, PIMCO Funds

/s/ Kym M. Hubbard	/s/ Peter G. Strelow
Kym M. Hubbard	Peter G. Strelow
Trustee, PIMCO Funds	Trustee, PIMCO Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Ryan G. Leshaw, Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, to sign the Registration Statement of PIMCO Funds on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund and any amendments or supplements thereto or any prospectus or statement of additional information forming a part thereof and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 20, 2019

/s/ Eric D. Johnson
Eric D. Johnson
President, PIMCO Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Ryan G. Leshaw, Robert W. Helm, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, to sign the Registration Statement of PIMCO Funds on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund and any amendments or supplements thereto or any prospectus or statement of additional information forming a part thereof and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 20, 2019

/s/ Bradley A. Todd
Bradley A. Todd
Treasurer, PIMCO Funds